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                                                                  EXHIBIT (c)(4)

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                              TOKHEIM CORPORATION

               12% SENIOR SUBORDINATED NOTE DUE JANUARY 28, 1999

No. 1

$170,000,000

     TOKHEIM CORPORATION, an Indiana corporation (the "Company"), promises to pay to SCHLUMBERGER TECHNOLOGY CORPORATION, as Transfer Agent for the Selling Subsidiaries as defined in the Master Agreement between Tokheim Corporation and Schlumberger Limited dated as of June 19, 1998, as amended, or registered assigns, the principal sum of $170,000,000 on January 28, 1999.

Interest Payment Date:    January 28, 1999

Record Date:              January 15, 1999

     Additional provisions of this security are set forth on the other side of this security.

Dated: September 30, 1998

                                                 TOKHEIM CORPORATION


                                                 By_____________________
                                                     Name:
                                                     Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

HARRIS TRUST AND SAVINGS BANK, as Trustee, certifies that this is one of the securities referred to in the Senior Indenture

By_________________________
     Authorized Signatory
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               12% Senior Subordinated Note due January 28, 1999

1. Interest

     TOKHEIM CORPORATION, an Indiana corporation (the "Company"), promises to pay interest on the principal amount of this 12% Senior Subordinated Note due January 28, 1999 (the "Senior Subordinated Notes") at 12% per annum.

     The Company will pay interest on the Senior Subordinated Notes in arrears in cash on January 28, 1999. Interest on the Senior Subordinated Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance of the Senior Subordinated Notes. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company will pay interest on overdue interest at the rate borne by the Senior Subordinated Notes.

2. Method of Payment

     The Company will pay interest (except defaulted interest) on and in respect of the Senior Subordinated Notes to the Persons who are registered holders of the Senior Subordinated Notes at the close of business on the third business day next preceding the interest payment date even if such Senior Subordinated Notes are canceled after the record date and on or before the interest payment date. Holders must surrender Senior Subordinated Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest by official bank check payable in same day funds or by wire transfer of federal funds.

3. Paying Agent and Registrar

     Initially, Harris Trust and Savings Bank (the "Trustee") will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to the Holders. The Company may act as Paying Agent, Registrar or co-registrar.

4. Indenture

     The Company issued the Senior Subordinated Notes under an Indenture dated as of September 30, 1998 (the "Senior Indenture"), among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Senior Subordinated Notes include those stated in the Senior Indenture and those made part of the Senior Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C.
(S)(S) 77aaa-77bbbb) as in effect on the date of the Senior Indenture (the "Act"). Terms defined in the Senior Indenture and not defined herein have the meanings ascribed thereto in the Senior Indenture. The Senior
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Subordinated Notes are subject to all such terms, and Holders are referred to the Senior Indenture and the Act for a statement of those terms.

     The Senior Subordinated Notes are unsecured senior subordinated obligations of the Company and are limited to $170,000,000 in aggregate principal amount outstanding. In the event that the Company is unable to repay the Senior Subordinated Notes at their stated maturity, the Senior Subordinated Notes will be exchanged, subject to certain conditions, for Increasing Rate Senior Subordinated Notes due 2007 (the "Roll-Over Notes"). This security is one of the Senior Subordinated Notes referred to in the Senior Indenture. The Senior Subordinated Securities include the Senior Subordinated Notes, any Roll-Over Notes issued in exchange for the Senior Subordinated Notes and any Exchange Notes issued in exchange for the Roll-Over Notes pursuant to the Senior Indenture. The Senior Subordinated Notes, the Roll-Over Notes and the Exchange Notes are treated as a single class of securities under the Senior Indenture. The Senior Indenture imposes certain limitations on the Incurrence of Indebtedness by the Company and its subsidiaries; the payment of dividends and other payments by the Company and its subsidiaries; Investments; sales of assets of the Company and its subsidiaries; certain transactions with Affiliates; Liens; and consolidations, mergers and transfers of all or substantially all of the Company's or its subsidiaries' assets. In addition, the Senior Indenture prohibits certain restrictions on distributions from subsidiaries.

5. Optional Redemption

     Subject to the terms of the Senior Indenture, the Senior Subordinated Notes may be redeemed at any time, in whole or in part, at the option of the Company at a redemption price equal to the unpaid principal amount thereof plus accrued interest thereon to the redemption date (subject to the right of holders of the Senior Subordinated Notes on the relevant record date to receive interest due on the relevant interest payment date).

6. Mandatory Redemption

     If after the Issue Date the Company or any of its Subsidiaries shall Incur any Indebtedness, other than Indebtedness Incurred under the Credit Agreement, or shall issue any Capital Stock, the Company shall redeem Senior Subordinated Notes in an aggregate principal amount equal to the principal amount of the Indebtedness so Incurred or the total price at which such Capital Stock was sold. The redemption price of the Senior Subordinated Notes so redeemed shall be equal to the unpaid principal amount thereof plus accrued interest thereon to the redemption date.

7. Notice of Redemption

     Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Senior Subordinated Notes to be redeemed at its registered address all in accordance with the Senior Indenture. If less than all of the Senior Subordinated Notes are to be redeemed at any time, selection

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of Senior Subordinated Notes for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Senior Subordinated Notes are listed, or, if the Senior Subordinated Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate; provided that no Senior Subordinated Notes of $1,000 or less shall be redeemed in part.

8. Repurchase at the Option of the Holder

     Upon a Change of Control, any Holder of Senior Subordinated Notes will have the right, subject to certain conditions set forth in the Senior Indenture, to cause the Company to repurchase all or any part of the Senior Subordinated Notes of such Holder at a purchase price equal to 101% of the principal amount of the Senior Subordinated Notes to be repurchased plus accrued and unpaid interest thereon, (if any) to the date of repurchase as provided in, and subject to the terms of, the Senior Indenture.

9. Subordination

     The Senior Subordinated Notes are subordinated to Senior Debt of the Company, as defined in the Senior Indenture. To the extent provided in the Senior Indenture, Senior Debt of the Company must be paid before the Senior Subordinated Notes may be paid. The Company agrees, and each Holder by accepting a Senior Subordinated Note agrees, to the subordination provisions contained in the Senior Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

10. Denominations; Transfer; Exchange

     The Senior Subordinated Notes are in registered form without coupons. A Holder may transfer or exchange Senior Subordinated Notes in accordance with the Senior Indenture. Upon any transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Senior Indenture. The Registrar need not register the transfer of or exchange any Senior Subordinated Notes selected for redemption (except, in the case of a Senior Subordinated Note to be redeemed in part, the portion of the Senior Subordinated Note not to be redeemed) or to transfer or exchange any Senior Subordinated Notes for a period of 15 days prior to a selection of Senior Subordinated Notes to be redeemed or 15 days before an interest payment date.

11. Persons Deemed Owners

     The Holder of this Senior Subordinated Note may be treated as the owner of it for all purposes.

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

12. Unclaimed Money

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

13. Discharge and Defeasance

     Subject to certain conditions set forth in the Senior Indenture, the Company at any time may terminate some or all of its obligations under the Senior Subordinated Notes and the Senior Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Senior Subordinated Notes to redemption or maturity, as the case may be.

14. Amendment, Waiver

     Subject to certain exceptions set forth in the Senior Indenture, from time to time, the Company, the Guarantors and the Trustee, without the consent of the Holders, may amend the Senior Indenture or the Senior Subordinated Notes for the following purposes, so long as such change does not, in the opinion of the Trustee, adversely affect the rights of any of the Holders in any material respect: (i) to cure any ambiguity, defect or inconsistency; (ii) to provide for uncertificated Senior Subordinated Notes in addition to or in place of certificated Senior Subordinated Notes (provided that the uncertificated Senior Subordinated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Senior Subordinated Notes are described in Section 163(f)(2)(B) of the Code); (iii) to provide for the assumption of the Company's or any Guarantor's obligations to Holders of Senior Subordinated Notes in the case of a merger, consolidation or sale of assets; (iv) to release any Subsidiary Guarantee in accordance with the provisions of the Senior Indenture; (v) to provide for additional Guarantors;
(vi) to make any change that would provide any additional rights or benefits to the Holders of Senior Subordinated Notes or that does not adversely affect the legal rights under the Senior Indenture of any such Holder; or (vii) to comply with requirements of the SEC in order to effect or maintain the qualification of the Senior Indenture under the TIA.

     The Company, the Guarantors and the Trustee may amend the Senior Indenture or the Senior Subordinated Notes with the written consent of the Holders of at least a majority in principal amount of the Senior Subordinated Notes. However, without the consent of each affected Holder of a Senior Subordinated Notes, an amendment may not: (i) reduce the principal amount of Senior Subordinated Notes whose Holders must consent to an amendment; (ii) reduce the rate of or change or have the effect of changing the time for payment of interest, including defaulted interest, on any Senior Subordinated Note; (iii) reduce the principal of or change or have the effect of changing the fixed maturity of any Senior Subordinated Note, or change the date on which any Senior Subordinated Note may be subject to redemption or repurchase, or reduce the redemption

                                       4
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or repurchase price therefor; (iv) make any Senior Subordinated Notes payable in money other than that stated in the Senior Subordinated Notes; (v) make any change in provisions of the Senior Indenture protecting the right of each Holder to receive payment of principal of and interest on such Holder's Senior Subordinated Notes on or after the due date thereof or to bring suit to enforce such payment, or permitting Holders of a majority in principal amount of Senior Subordinated Notes to waive Defaults or Events of Default; (vi) modify or change any provision of the Senior Indenture or the related definitions affecting the subordination or ranking of the Senior Subordinated Notes in a manner which adversely affects the Holders; provided, however, that it is understood that any amendment, the purpose of which is to permit the Incurrence of additional Indebtedness under the Indenture shall not be construed as adversely affecting the ranking of the Senior Subordinated Notes; or (viii) make any change to the Subsidiary Guarantees in any manner that adversely affects the rights of the Holders.

15. Defaults and Remedies

     Under the Senior Indenture, the following events are "Events of Default":
(a) the failure to pay interest on any Senior Subordinated Note when the same becomes due and payable and such default continues for a period of 30 days (whether or not such payment shall be prohibited by the provisions of Article
X); (b) the failure to pay the principal on any Senior Subordinated Note when such principal becomes due and payable, at maturity, upon redemption or otherwise, whether or not such payment shall be prohibited by the provisions of
Article X; (c) a default in the observance or performance of any other covenant or agreement contained in the Senior Indenture, subject to applicable grace periods; (d) there shall be a default under any Indebtedness of the Company or any Subsidiary resulting in acceleration of Indebtedness aggregating $10.0 million or more at any one time outstanding; (e) certain judgments in an aggregate amount in excess of $5.0 million; or (f) certain events of voluntary or involuntary bankruptcy.

     If an Event of Default (other than an Event of Default specified in Section 6.01(f) or (g) of the Senior Indenture with respect to the Company) shall occur and be continuing, the Trustee or the Holders of at least 25% in principal amount of outstanding Senior Subordinated Notes may declare the principal of and accrued interest on all the Senior Subordinated Notes to be due and payable by notice in writing to the Company and the Trustee, and the same (i) shall become immediately due and payable or (ii) if there are any amounts outstanding under the Credit Agreement or the ESOP Credit Agreement, shall become immediately due and payable upon the first to occur of an acceleration under the Credit Agreement or the ESOP Credit Agreement or five business days after receipt by the Company and the Representative under the Credit Agreement or the ESOP Credit Agreement of such notice of acceleration. If an Event of Default specified in
Section 6.01(f) or (g) with respect to the Company occurs and is continuing, then all unpaid principal of and accrued and unpaid interest on all of the outstanding Senior Subordinated Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

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

16. Trustee Dealings with the Company

     Subject to certain limitations imposed by the Act, the Trustee under the Senior Indenture, in its individual or any other capacity, may become the owner or pledgee of securities and may otherwise deal with and collect obligations owed to it by the Company and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

17. No Personal Liability of Directors, Officers, Employees and Stockholders

     No director, officer, employee, incorporator, stockholder of the Company, as such, will have any liability for any obligations of the Company under the Senior Subordinated Notes, the Senior Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.

18. Governing Law

     THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

19. Authentication

     This security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this security.

20. Abbreviations

     Customary abbreviations may be used in the name of a securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

21. CUSIP Numbers

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Senior Subordinated Notes and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to securityholders. No representation is made as to the accuracy of such numbers either as printed on the securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

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     The Company will furnish to any securityholder upon written request and without charge to the securityholder a copy of the Senior Indenture which has in it the text of this security in larger type. Requests may be made to:

                              TOKHEIM CORPORATION
                               1600 Wabash Avenue
                           Fort Wayne, IN 46801-0360
                           Attention: Douglas Pinner

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

                                ASSIGNMENT FORM


To assign this security, fill in the form below:

I or we assign and transfer this security to


_______________________________________________________
 (Print or type assignee's name, address and zip code)


_______________________________________________________
 (Insert assignee's soc. sec. or tax I.D. No.)




and irrevocably appoint _____________________________________________ ,as agent, to transfer this security on the books of the Company. The agent may substitute another to act for him.


Date: ________________ Your Signature: _____________________


Signature Guarantee:_______________________________________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)


____________________________________________________________
Sign exactly as your name appears on the other side of this Security.

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this security purchased by the Company pursuant to Section 4.06 or 4.08 of the Senior Indenture, check the box:

     [_] 4.06 Asset Sale    [_] 4.08 Change of Control


     If you want to elect to have only part of this security purchased by the Company pursuant to Section 4.06 or 4.08 of the Senior Indenture, state the
amount: $          .



     Date: __________________ Your Signature: __________________

     (Sign exactly as your name appears on the other side of the Security)

     __________________

     Tax I.D. number


Signature Guarantee:_______________________________________

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)

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